SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
           PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
                                   ACT OF 1934

        Date of Report (Date of earliest event reported): October 31, 2005

                               AEROCENTURY CORP.
             (Exact name of Registrant as specified in its charter)

DELAWARE                                                  94-3263974
(State or other jurisdiction of                       (I.R.S. Employer
incorporation or organization)                        Identification No.)


                          1440 Chapin Avenue, Suite 310
                              Burlingame, CA 94010
               (Address of principal executive offices) (Zip Code)

                                  650-340-1888
               (Registrant's telephone number including area code)

                                 Not applicable
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 2.03 Creation of a Direct Financial Obligation

     The Company entered into a Tenth Amendment to Credit Agreement ("Amendment"), dated as of October 31, 2005, with National City Bank, as agent, and National City Bank, California Bank & Trust, and First Bank dba First Bank & Trust, as lenders. The Amendment extends the expiration of the Company's $50 million credit facility with the lenders for until November 9, 2005 and waives non-compliance with a financial covenants for the quarter beginning September 30, 2005.

Item 9.01 Exhibit and Financial Statements

     The Exhibit is being furnished with this Form 8-K

     Exhibit  10.1      Form of Tenth  Amendment  to Amended  and  Restated
                        Credit Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Date: October 31, 2005

AEROCENTURY CORP.

By: /s/ Toni M. Perazzo

Toni M. Perazzo
Sr. Vice President & Chief Financial Officer